DESIGNER BRANDS INC.

RETURNED TO PROFITABILITY



+3,620 BPS
+52%
2Q20
3Q20
4Q20
1Q21
-43%
-2,290 BPS
-30%
-390 BPS
-20%
-260 BPS

COMPS %   GROSS PROFIT RATE LEVERAGE/DELEVERAGE

OUR BUSINESS RETURNED TO PROFITABILITY IN THE QUARTER FOLLOWING SUCCESSFUL EXECUTION ON OUR NEAR-TERM PRIORITIES. WE ARE SEEING GREEN SHOOTS IN AREAS OF THE BUSINESS THAT HAD BEEN DEPRESSED SINCE THE START OF COVID-19.

VERTICALLY INTEGRATED CAPABILITIES BOLSTERING STRENGTH



WE LEANED INTO OUR VERTICAL CAPABILITIES - A STRATEGIC DIFFERENTIATOR - DURING THE QUARTER AND SELECTIVELY INCREASED PRODUCTION AT CAMUTO TO SUPPORT THE SEASONAL DEMAND THAT MATERIALIZED. THE ABILITY TO DESIGN AND SOURCE OUR OWN FOOTWEAR POSITIONS US WELL TO SUCCEED AS SEASONAL REBOUNDS FURTHER.

ADAPTED TO CURRENT ENVIRONMENT



23%
8%
18%
33%
27%
9%
10%
33%

1Q19 US SALES PENETRATION → 1Q21 US SALES PENETRATION

ATHLETIC   KIDS   DRESS   SEASONAL

SHIFTED ASSORTMENT, YIELDING STRONG RESULTS

1Q21 YOY



+87%
+78%
-10%
+56%
US COMP SALES
+18%
+8%
-24%
+6%
US DIGITAL DEMAND SALES GROWTH(1)
ATHLETIC
KIDS
DRESS
SEASONAL

1Q21 HIGHLIGHTS

STRONG MARPLE SELLING SEASON



OUR STRONG "MARPLE" SELLING SEASON WAS DRIVEN BY CONTINUED CONSUMER DEMAND FOR ATHLEISURE PRODUCT, A PICK-UP IN DEMAND FOR SEASONAL PRODUCT AND INCREASED PENETRATION IN OUR TOP 50 BRANDS.

BEST IN CLASS LOYALTY PROGRAM



WITH CONSUMERS SHOPPING ONLINE MORE THAN EVER BEFORE, WE HAVE INVESTED IN DIGITAL MARKETING TO ACQUIRE NEW CUSTOMERS. VIP ENROLLMENTS FOR THE QUARTER WERE VERY STRONG WITH 1.4 MILLION NEW MEMBERS. MARCH WAS OUR SINGLE LARGEST MONTH OF NEW SIGN UPS IN THE HISTORY OF OUR LOYALTY PROGRAM.

TOP 50 BRANDS
GIVE THE CUSTOMER WHAT THEY WANT



WE CONTINUE TO INCREASE PENETRATION IN THE TOP 50 BRANDS IN FOOTWEAR. AT THE END OF 1Q21, THE TOP 50 BRANDS, WHICH INCLUDES OUR EXCLUSIVE BRANDS, REPRESENTED 78% OF SALES. OUR TOP 50 BRANDS POSTED SALES UP 76% VS. 1Q20 COMPARED TO THE BALANCE OF OUR BRANDS THAT WERE UP 12% VS. 1Q20.

DIGITAL
MEET THE CUSTOMER WHERE THEY ARE


2
DSW
Curbside Services
Order pick-up.
Donations. Returns.
208-323-1201
Call on arrival.
We'll be right out!

OUR DIGITAL BUSINESS CONTINUES TO EXPAND, AND OUR STORES REMAIN CRUCIAL POINTS OF DISTRIBUTION IN FULFILLING ORDERS RECEIVED THROUGH OUR DIGITAL CHANNELS. WE CONTINUE TO INVEST IN DIGITAL AND DEMAND OUTPACED THE STRONG GROWTH SEEN IN THE FIRST QUARTER LAST YEAR WITH A POSITIVE 13% AT DSW.

INCREASING MARKET SHARE IN KEY CATEGORIES

- STRATEGIC PIVOTS TO ATHLETIC AND KIDS
- INCREASED PENETRATION IN TOP 50 BRANDS

HISTORICAL SUCCESS IN DRESS AND SEASONAL

- WELL-POSITIONED WITH CAMUTO ACQUISITION TO MEET DEMAND FOR DRESS PRODUCT AS MARKET RECOVERS

ENHANCED DIGITAL CAPABILITIES

- STRENGTHENED ABILITY TO MEET THE CUSTOMER WHERE THEY ARE

WELL-POSITIONED TO SERVE ALL CUSTOMER NEEDS


#1 OMNICHANNEL FOOTWEAR RETAILER FOR 4 CONSECUTIVE YEARS(2)

(1) DIGITAL DEMAND REFERS TO CUSTOMER ORDERS GENERATED ONLINE, WITHOUT REGARD TO WHERE OR WHEN THE ORDER IS FULFILLED, AND EXCLUDES RETURNS. (2) TOTAL RETAIL'S TOP 100 OMNICHANNEL RETAILERS REPORT FOR 2017, 2018, 2019 AND 2020 RANKING PUBLICLY-TRADED RETAILERS.

FORWARD-LOOKING STATEMENTS: ANY STATEMENTS IN THIS PRESENTATION THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS AND ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO MATERIALLY DIFFER FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS BECAUSE OF FACTORS DISCUSSED IN THIS INFOGRAPHIC AND IN THE RISK FACTORS SECTION IDENTIFIED IN OUR FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 30, 2020, AS AMENDED, AND IN OUR OTHER REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES, EXCEPT AS MAY BE REQUIRED BY LAW.